Accounts Receivable, net (Tables)	12 Months Ended
Dec. 31, 2016
Accounts Receivable, net
Schedule of allowance for doubtful accounts

	As of December 31,	As of December 31,	As of December 31,
	2014	2015	2016
	RMB	RMB	RMB
Balance at beginning of the year	280,987	275,526	259,820
Allowance made during the year	71,104	87,219	96,298
Recoveries	(55,721)	(91,965)	(114,374)
Amount written off against the allowance	(20,844)	(10,960)	(53,425)

Balance at end of the year	275,526	259,820	188,319